Exhibit 10.8

EGL, INC.

2003 NONEMPLOYEE DIRECTOR STOCK PLAN

RESTRICTED SHARE AWARD AGREEMENT

This Restricted Share Award Agreement (this “Award Agreement”) between EGL, Inc. (the “Company”) and ________________ (the “Holder”), regarding a total of ________ shares (the “Restricted Shares”) of Common Shares, par value $.001 per share, of the Company (the “Shares”), awarded to the Holder by the Company on ______________ (the “Grant Date”), being subject to the following terms and conditions:

1.

Relationship to Plan.  The Restricted Shares are awarded in accordance with, and subject to all of the terms, conditions and provisions of the EGL, Inc. 2003 Nonemployee director stock Plan (the “Plan”) and administrative interpretations thereunder, if any, which have been adopted by the Board thereunder and are in effect on the date hereof, as well as the provisions of this Award Agreement.  By acceptance of this Restricted Share Award, the Holder agrees to be bound by all of the terms, provisions, conditions and limitations of the Plan as implemented by this Award Agreement.  Except as defined herein, capitalized terms shall have the same meanings ascribed to them under the Plan.  For purposes of this Award Agreement:

(a)

“Disability” shall mean the inability to perform the duties of the Holder’s position for a period of six (6) consecutive months or for an aggregate of six (6) months during any twelve (12)-month period after the Grant Date by reason of any medically determinable physical or mental impairment, as determined by the Board in the Board’s sole discretion.

(b)

“Service” shall mean service as a Director of the Company.

(c)

“Restricted Period” shall mean the period commencing on the Grant Date and ending on the date that the Holder obtains a vested right to Restricted Shares (and the restrictions thereon terminate) in accordance with Paragraph 2.

(d)

“Retirement” shall mean the attainment of age seventy-two (72).

2.

Vesting.

(a)

The Holder shall become vested with respect to 100% of the total number of Restricted Shares subject to this Award Agreement on each of the first anniversary of the Grant Date; provided, however, that the Holder must be in continuous Service from the Grant Date through the date of the applicable anniversary in order to vest in Restricted Shares as to which the Holder would otherwise vest on such anniversary.  In the event that any day on which the Holder would otherwise obtain a vested right to additional Restricted Shares is a Saturday, Sunday or holiday, the Holder shall instead obtain that vested right on the first business day immediately following such date.  The foregoing provisions of this Paragraph 2(a) are subject to the provisions below, addressing events that may result in early termination of the Restricted Period or forfeiture of the Holder’s interest in all or part of the Restricted Shares.

(b)

The total number of Restricted Shares subject to this Award Agreement shall fully vest, regardless of the limitations set forth in subparagraph (a) above, in the event of the Holder’s termination of Service due to death, Disability or Retirement or a Change in Control of the Company; provided, however, that the Holder has been in continuous Service since the Grant Date.

(c)

In the event the Holder terminates Service for any reason other than death, Disability or Retirement, this Award shall immediately terminate, to the extent not theretofore vested, and be of no force and effect and all Restricted Shares awarded to the Holder that has not previously vested shall be forfeited.

3.

Transfer Restrictions During the Restriction Period.  The Restricted Shares awarded hereunder to the Holder may not be sold, assigned, transferred, pledged or otherwise encumbered from the Grant Date until the end of the Restricted Period.

4.

Escrow of Shares.  Restricted Shares shall be, at the election of the Board, either (a) registered in book entry form, (b) registered in the name of the Holder and deposited with the Secretary of the Company or (c) held in nominee name for the benefit of the Holder during the Restricted Period, in any case, if the Company requests, together with a stock power endorsed by the Holder in blank.  Any certificate shall bear a legend as provided by the Company, conspicuously referring to the terms, conditions and restrictions described in the Plan and in this Award Agreement.

5.

Restrictions.  Restricted Shares shall constitute issued and outstanding Common Shares for all corporate purposes.  The Holder will have the right (a) to vote such Restricted Shares, (b) to receive and retain such dividends and distributions, as the Board may in its sole discretion designate, paid or distributed on such Restricted Shares and (c) to exercise all other rights, powers and privileges of a holder of Common Shares with respect to such Restricted Shares; except, that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Shares until the Restricted Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled or waived, (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Shares during the Restricted Period as provided in Paragraph 4, (iii) other than such dividends and distributions as the Board may in its sole discretion designate, the Company will retain custody of all distributions (“Retained Distributions”) made or declared with respect to the Restricted Shares (and such Retained Distributions will be subject to the same restrictions, terms and vesting and other conditions as are applicable to the Restricted Shares) until such time, if ever, as the Restricted Shares with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested, and such Retained Distributions shall not bear interest or be segregated in a separate account, (iv) the Holder may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Shares or any Retained Distributions or his interest in any of them during the Restricted Period, and (v) a breach of any restrictions, terms or conditions provided in the Plan or established by the Board with respect to any Restricted Shares or Retained Distributions will cause a forfeiture of such Restricted Shares and any Retained Distributions with respect thereto.

6.

Completion of the Restricted Period.  On each vesting date for the Restricted Share Award, and the satisfaction of any other applicable restrictions, terms and conditions (a) all or the applicable portion of such Restricted Shares shall become vested and

(b) any Retained Distributions with respect to such Restricted Shares shall become vested to the extent that the Restricted Shares related thereto shall have become vested.  Any such Restricted Shares and Retained Distributions that shall not become vested shall be forfeited to the Company and the Holder shall not thereafter have any rights (including dividend and voting rights) with respect to such Restricted Shares and Retained Distributions that shall have been so forfeited.

7.

Adjustments.  The Restricted Shares shall be subject to adjustment (including, without limitation, as to the number of Restricted Shares) in the sole discretion of the Board and in such manner as the Board may deem equitable and appropriate in connection with the occurrence of any of the events described in Section 11 of the Plan following the Grant Date.

8.

Delivery by the Company.

Upon satisfaction of the vesting conditions set forth in Paragraph 2, the Company shall issue and deliver to the Holder a certificate or certificates for such number of Restricted Shares as are required to be issued and delivered under this Award Agreement as soon as administrative practicable following a vesting date unless the Holder elects to hold such shares on an uncertificated basis through the Company’s stock transfer agent or such other agent as the Company may from time to time designate.  Prior to the satisfaction of such vesting conditions or the occurrence of such events, the Restricted Shares may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of, and shall be held in custody by the Company until such time as the restrictions on their transfer have lapsed.

9.

Company’s Rights.  The existence of this Award Agreement shall not affect in any way the right or power of the Company or its shareholders to accomplish any corporate act.

10.

Limitation of Rights:  Nothing in this Award Agreement or the Plan shall be construed to:

(a)

give the Holder any right to be awarded any further restricted shares other than in the sole discretion of the Board;

(b)

give the Holder or any other person any interest in any fund or in any specified asset or assets of the Company or any Subsidiary; or

(c)

confer upon the Holder the right to continued Service with the Company, or affect the right of the Company or any Subsidiary to terminate the Service of the Holder at any time or for any reason.

11.

Prerequisites to Benefits.  Neither the Holder nor any person claiming through the Holder shall have any right or interest in the Restricted Shares awarded hereunder, unless and until all the terms, conditions and provisions of this Award Agreement and the Plan which affect the Holder or such other person shall have been complied with as specified herein.

12.

Notices.  Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon (a) the date delivered or given upon receipt or (b) deposit in the United States, postage prepaid, addressed or delivered to:

The Company:

EGL, Inc.

15350 Vickery Drive

Houston, Texas  77032

Attn:

The Holder:

or such other address as either party may designate by ten (10) days’ advanced written notice to the other party.

13.

Assignment.  Before vesting and during the Holder’s lifetime, the Restricted Shares are not transferable (voluntarily or involuntarily), other than pursuant to a domestic relations order.  The Holder may designate a beneficiary or beneficiaries (the “Beneficiary”) to whom the Restricted Shares shall pass upon the Holder’s death and may change such designation from time to time by filing a written designation of beneficiary or beneficiaries with the Board on the form attached hereto as Exhibit A or such other form as may be prescribed by the Board, provided that no such designation shall be effective unless so filed prior to the death of the Holder.  If no such designation is made or if the designated beneficiary does not survive the Holder’s death, the Restricted Shares shall pass by will or the laws of descent and distribution.  Following the Holder’s death, the Restricted Shares shall pass to the designated beneficiary and such person shall be deemed the Holder for purposes of any applicable provisions of this Award Agreement.

14.

Restrictions Imposed by Law.  The Holder agrees that the Holder will not require the Company to deliver any Restricted Shares and that the Company will not be obligated to deliver any Restricted Shares or make any cash payment, if counsel to the Company determines that such exercise, delivery or payment would violate any applicable law or any rule or regulation of any governmental authority or any rule or regulation of, or agreement of the Company with, any securities exchange or association upon which the Common Shares are listed or quoted.  The Company shall in no event be obligated to take any affirmative action in order to cause the delivery of any Restricted Shares or other payment to comply with any such law, rule, regulation or agreement.

15.

Withholding.  No certificates representing the Restricted Shares shall be delivered to or in respect of the Holder by the Company upon the expiration of the Restricted Period unless the amount of all federal, state and other governmental withholding tax requirements imposed upon the Company with respect to the issuance of such shares has been remitted to the Company or unless provisions to pay such withholding requirements have been made to the satisfaction of the Board.  The Board may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with this Award Agreement.  With the Board’s approval, the Holder (or Beneficiary, as defined in Paragraph 13) may elect to satisfy such withholding requirements by having the Company withhold shares otherwise deliverable hereunder to the Holder (or Beneficiary) having a Fair Market Value on the date such shares became vested equal to the amount necessary to satisfy such withholding tax requirements, or by delivering previously owned Common Shares, having a Fair Market Value on the date when the withholding is required to be made, equal to the amount required to be withheld or paid.  The Holder must make the foregoing election at such time and in such manner as the Board shall prescribe.  Upon the payment of any cash dividends with respect to Restricted Shares during the Restricted Period, the amount of such dividends may be reduced to the extent necessary to satisfy any withholding tax requirements applicable thereto prior to payment to the Holder.

16.

Parachute Payment Limitation.  Notwithstanding any contrary provision of this Award Agreement, the aggregate present value of all parachute payments payable to or for the benefit of the Holder shall be limited to three times the Holder’s base amount less one dollar and, to the extent necessary, the vesting of any Restricted Shares shall be reduced in order that this limitation not be exceeded.  The terms “parachute payment,” “base amount” and “present value” shall have the meaning assigned thereto under Section 280G of the Code.

17.

Shareholder Rights.  Subject to the limitations and restrictions contained herein, the Holder (or Beneficiary) shall have all rights of a shareholder with respect to the Restricted Shares once such shares have been registered in the Holder’s name.

18.

Amendment.  Notwithstanding any other provisions hereof, this Award Agreement may be supplemented or amended from time to time as approved by the Board as contemplated by Section 14 of the Plan.  Without limiting the generality of the foregoing, without the consent of the Holder,

(a)

this Award Agreement may be amended or supplemented (i) to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or (ii) to add to the covenants and agreements of the Company for the benefit of the Holder or surrender any right or power reserved to or conferred upon the Company in this Award Agreement, subject, however, to any required approval of the Company’s shareholders and, provided, in each case, that such changes or corrections shall not adversely affect the rights of the Holder with respect to the Restricted Share Award evidenced hereby, or (iii) to make such other changes as the Company, upon advice of counsel, determines are necessary or advisable because of the adoption or promulgation of, or change in or of the interpretation of, any law or governmental rule or regulation, including any applicable federal or state securities laws; and

(b)

subject to Section 11 of the Plan and any required approval of the Company’s shareholders, the Restricted Share Award evidenced by this Award Agreement may be canceled by the Board and a new Award made in substitution therefor, provided that the Award so substituted shall satisfy all of the requirements of the Plan as of the date such new Award is made and no such action shall adversely affect the Restricted Shares to the extent then vested.

19.

Governing Law.  This Award Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas.

20.

Construction.  References in this Award Agreement to “this Award Agreement” and the words “herein,” “hereof,” “hereunder” and similar terms include all Exhibits attached hereto, including the Plan.  This Award Agreement is entered into, and the Restricted Share Award evidenced hereby is granted, pursuant to the Plan and shall be governed by and construed in accordance with the Plan and the administrative interpretations adopted by the Board thereunder.  All decisions of the Board upon questions regarding the Plan or this Award Agreement shall be conclusive.  Unless otherwise expressly stated herein, in the event of any inconsistency between the terms of the Plan and this Award Agreement, the terms of the Plan shall control.  The headings of the paragraphs of this Award Agreement have been included for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

21.

Successors and Assigns.  This Award Agreement shall bind and inure to the benefit of and be enforceable by the Holder, the Company and their respective permitted successors and assigns (including personal representatives, heirs and legatees), except that the Holder may not assign any rights or obligations under this Award Agreement except to the extent and in the manner expressly permitted herein.

EGL, INC.

Dated:

By:

Name:

Title:

A-1

Exhibit A to Restricted Share Award

Agreement dated as of___________

EGL, Inc.

2003 Nonemployee Director Stock Plan

Designation of Beneficiary

I, _____________________________________________ (the “Holder”), hereby declare that upon my death _____________________________________ (the “Beneficiary”) of

                                           Name

_____________________________________________________________________________,

            Street Address                          City               State          Zip Code

who is my __________________________________________________, shall be entitled to the

                        Relationship to the Holder

Restricted Shares and all other rights accorded the Holder by the above-referenced award agreement (the “Award Agreement”).

It is understood that this Designation of Beneficiary is made pursuant to the Award Agreement and is subject to the conditions stated therein, including the Beneficiary’s survival of the Holder’s death.  If any such condition is not satisfied, such rights shall devolve according to the Holder’s will or the laws of descent and distribution.

It is further understood that all prior designations of beneficiary under the Award Agreement are hereby revoked and that this Designation of Beneficiary may only be revoked in writing, signed by the Holder, and filed with the Company prior to the Holder’s death.

_______________________________

__________________________________________

Date

Holder’s Signature

Acknowledgement and Acceptance by the Holder

The undersigned, _________________, the Holder of the Restricted Share Award pursuant to this Award Agreement, hereby acknowledges that he has received a copy of the EGL, Inc. 2003 Nonemployee Director Stock Plan and understands that his rights in respect of the Restricted Shares may be forfeited as provided in this Award Agreement.  The undersigned acknowledges that he is to consult with and rely upon only his own tax, legal, and financial advisors regarding the consequences and risks of the Restricted Share Award.  The Holder hereby agrees and accepts the foregoing Award Agreement, subject to the terms and provisions of the Plan and administrative interpretations thereof referred to above.

Holder’s Signature

Date

Election

As the Restricted Shares vest, the Holder is entitled to receive a certificate representing such vested shares.  Alternatively, the Holder may elect to hold such shares on an uncertificated basis through the Company’s stock transfer agent.  Uncertificated shares are fully transferable and carry the same rights of ownership as certificate shares.  Please elect one of the two options listed below with respect to the shares subject to this Restricted Share Award.

_________

I hereby elect to hold my vested shares on an uncertificated basis through the Company’s stock transfer agent.  I understand that I am entitled to quarterly statements of my account status, to receive dividends and all other relevant tax and other reports with respect to such shares and to  request a certificate or certificates evidencing the shares.

_________

I hereby elect to receive certificates evidencing my vested shares.

Holder’s Signature

Date

If the Holder fails to elect one of the alternatives, the shares will held for the Holder on an uncertificated basis.

A-1